Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) made as of the 8th day of April, 2016, by and among DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Borrower”), DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Credit Agreement dated as of May 6, 2010, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2011, that certain Second Amendment to Credit Agreement and other Loan Documents, dated as of March 21, 2012, that certain Third Amendment to Credit Agreement, dated as of April 9, 2013, that certain Fourth Amendment to Credit Agreement and Other Loan Documents, dated as of June 11, 2013, that certain Fifth Amendment to Credit Agreement and Other Loan Documents, dated as of May 13, 2014, and that certain Sixth Amendment to Credit Agreement and Other Loan Documents, dated as of July 29, 2015 (as amended, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.Modifications of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)By deleting in their entirety the definitions of “Agent's Special Counsel”, “Environmental Laws”, “Hazardous Substances”, “International Investments” and “Off-Balance Sheet Obligations” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
“Agent’s Special Counsel. Dentons US LLP or such other counsel as selected by Agent.
Environmental Laws. Any federal, state, provincial or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Substances, Mold, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes and their state and local equivalents, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) CERCLA (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. §9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C. §2061 et seq.); (v) the Clean Water Act (33 U.S.C. §1251 et seq.); (vi) the Clean Air Act (42 U.S.C. §7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. §349; 42 U.S.C. §201 and §300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C. §4321); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C. §1101 et seq.); (xi) Environmental Protection Act, RSO 1990, c E.19, as amended and any regulations enacted pursuant to it; (xii) Ontario Water Resources Act, RSO 1990, c O.40, as amended and any regulations enacted pursuant to it; (xiii) Clean Water Act, 2006, SO 2006, c 22, as amended and any regulations enacted pursuant to it; (xiv) Safe Drinking Water Act, 2002, SO 2002, c 32, as amended and any regulations enacted pursuant to it; (xv) Canadian Environmental Protection Act, 1999, SC 1999, c 33, as amended and any regulations enacted pursuant to it; (xvi) Fisheries Act, RSC 1985, c F-14, as amended and any regulations enacted pursuant to it; and (xvii) Transportation of Dangerous Goods Act, 1992, SC 1992, c 34, as amended and any regulations enacted pursuant to it.
Hazardous Substances. Each and every element, compound, chemical mixture, contaminant, pollutant, toxic substances, oil, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:
(i)    “hazardous substances” as defined in CERCLA, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;
(ii)    “hazardous waste” and “regulated substances” and “subject waste” as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder, or the Environmental Protection Act, RSO 1990, c E.19, as amended and any regulations enacted pursuant to it;
(iii)    “hazardous materials” or “dangerous goods” as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder or the Transportation of Dangerous Goods Act, 1992, SC 1992, c 34, as amended and any regulations enacted pursuant to it;
(iv)    “chemical substance or mixture” as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder; and
(v)    “contaminant” as defined in the Environmental Protection Act, RSO 1990, c E.19, as amended and any regulations enacted pursuant to it.
International Investments. Investments in fee or leasehold interests in Data Center Properties located in Canada, Western Europe or Asia. Such Data Center Properties must be located in sizeable cities in countries with well developed real estate debt and equity capital markets, as reasonably determined by Agent.
Off-Balance Sheet Obligations. Liabilities and obligations of Borrower, any of its Subsidiaries or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended) which REIT would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of REIT’s report on Form 10-Q or Form 10-K (or their equivalents) which REIT is required to file with the SEC or would be required to file if it were subject to the jurisdiction of the SEC (or any Governmental Authority substituted therefore).”; and
(b)By deleting the word “or” appearing before clause (d)(iii) of the definition of “Defaulting Lender” appearing in §1.1 of the Credit Agreement, and inserting the following new clause (d)(iv) into the definition of “Defaulting Lender” immediately after the word “appointment” appearing at the end of such clause (d)(iii):
“, or (iv) become the subject of a Bail-In Action”; and
(c)By deleting in its entirety clause (b) of the definition of “Eligible Real Estate” appearing in §1.1 of the Credit Agreement, and by inserting in lieu thereof the following:
“(b)    which is located within Canada or the 50 States of the continental United States or the District of Columbia.”; and
(d)By deleting in its entirety the last sentence of the definition of “Unencumbered Asset Value” appearing in §1.1 of the Credit Agreement, and by inserting in lieu thereof the following:
“International Investments (other than those located in Canada), Mortgage Notes and Investments in non‑Wholly Owned Subsidiaries and Unconsolidated Affiliates shall not be included in the calculation of Unencumbered Asset Value.”; and
(e)By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:
“Bail-In Action. The exercise of any Write-Down and Conversion Powers     by the applicable EEA Resolution Authority in respect of any liability of an EEA     Financial Institution.
Bail-In Legislation. With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
Canadian Bankruptcy Legislation. Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or the Winding-Up and Restructuring Act (Canada) and corporate statutes to the extent used to compromise any debts and in each case all regulations thereunder, in each case as amended or replaced from time to time.
Canadian Benefit Plans. All employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are sponsored, administered, established, maintained or contributed to by REIT, the Borrower or any of their respective Subsidiaries having employees or former employees (but excluding trustees of REIT) in Canada.

Canadian Pension Plan. Each plan which is a registered pension plan for the purposes of the Income Tax Act (Canada) sponsored, administered, established, maintained or contributed to by REIT, the Borrower or any of their respective Subsidiaries having employees or former employees in Canada.
Designated Person. See §6.31.
EEA Financial Institution. (a) Any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
EEA Member Country. Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
EEA Resolution Authority. Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
EU Bail-In Legislation Schedule. The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
Insolvency Laws. The Bankruptcy Code, the Canadian Bankruptcy Legislation and all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, readjustment of debt, dissolution, suspension of payments, or similar debtor relief laws affecting the rights of creditors generally of any jurisdiction, whether now or hereafter in effect.
PPSA. The Personal Property Security Act or any similar law in effect from time to time in any province of Canada.
Sanctions Laws and Regulations. Any sanctions, prohibitions or requirements imposed, administered or enforced by, the U.S. government, including those administered by OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union or Her Majesty's Treasury of the United Kingdom.
Write-Down and Conversion Powers. With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”; and
(f)By inserting the following sentence to the end of §5.2(a) of the Credit Agreement:
“Each Subsidiary of Borrower that owns Real Estate included as an Unencumbered Property (and each other Subsidiary of Borrower having an interest in such Subsidiary of Borrower) shall be organized under the laws of a State and shall have its principal place of business in a State, consistent with the requirements of §7.2.”; and
(g)By deleting in its entirety the last sentence of §2.13(c) of the Credit Agreement, and inserting in lieu thereof the following sentence:

“Subject to §34, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”; and
(h)By deleting the words “original Guaranty” in the two (2) places where it appears in §5.2(c) of the Credit Agreement, and inserting in lieu thereof the words “Guaranty as then in effect (or if the Guaranty is not in effect, then as last in effect, with such modifications thereto as may be reasonably required by Agent to describe the obligations to be guaranteed)”; and
(i)By deleting the words “federal and state” appearing in the second (2nd) line of §6.10 of the Credit Agreement, and inserting in lieu thereof the words “federal, state and provincial”; and
(j)By deleting in its entirety §6.13 of the Credit Agreement, and inserting in lieu thereof the following:
“§6.13    Absence of Financing Statements, Etc. Except with respect to Permitted Liens (including any UCC pre-filings or PPSA registrations in respect of Permitted Liens prior to the incurrence of such Permitted Lien, provided that if the Indebtedness to which such pre-filing relates is not promptly closed following such pre-filing, such pre-filed UCC or PPSA financing statement shall be promptly released), there is no effective financing statement (but excluding any financing statements that may be filed against Borrower, the Guarantors or their respective Subsidiaries without the consent or agreement of such Persons), security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any applicable filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of Borrower, the Guarantors or their respective Subsidiaries or rights thereunder.”; and
(k)By inserting the following sentence to the end of §6.16 of the Credit Agreement: “There are no current and never have been any Canadian Pension Plans or Canadian Benefit Plans.”; and
(l)By inserting the words “, provincial” following the words “state,” where they appear in the two (2) places where it appears in §6.20(b) of the Credit Agreement; and
(m)By deleting in its entirety §6.23 of the Credit Agreement, and inserting in lieu thereof the following:
“§6.23    Property. All Real Estate of the Borrower, the Guarantors and their respective Subsidiaries is structurally sound, in good condition and working order, subject to ordinary wear and tear and casualty events, except for such portion of such Real Estate which is not occupied by any tenant and where such defects have not had and could not reasonably be expected to have a Material Adverse Effect. Each of the Unencumbered Properties included in the calculation of Unencumbered Asset Value, and the use and operation thereof, is in material compliance with all applicable federal, state and provincial law and governmental regulations and any local or municipal ordinances, orders or regulations, including without limitation, laws, regulations and ordinances relating to zoning, building codes, subdivision, fire protection, health, safety, handicapped access, historic preservation and protection, wetlands and tidelands. There are no unpaid or outstanding real estate or other taxes or assessments on or against any of the Unencumbered Properties included in the calculation of Unencumbered Asset Value which are payable by Borrower or any Guarantor (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this

Agreement). There are no unpaid or outstanding real estate or other taxes or assessments on or against any other property of the Borrower, the Guarantors or any of their respective Subsidiaries which are payable by any of such Persons in any material amount (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). There are no pending, or to the knowledge of Borrower threatened or contemplated, eminent domain or expropriation proceedings against any of the Unencumbered Properties included in the calculation of Unencumbered Asset Value. There are no pending, to the knowledge of the Borrower threatened or contemplated, Aboriginal right or Aboriginal title claims with respect to any of the Unencumbered Properties included in the calculation of Unencumbered Asset Value. None of the Unencumbered Properties included in the calculation of Unencumbered Asset Value is, except as disclosed to the Agent in writing in accordance with §7.22(b), now damaged as a result of any fire, explosion, accident, flood or other casualty, and none of the other properties of Borrower, Guarantors or their respective subsidiaries is now damaged as a result of any fire, explosion, accident, floor or other casualty in any manner which individually or in the aggregate would have any Material Adverse Effect. No person or entity has any right or option to acquire any Unencumbered Property included in the calculation of Unencumbered Asset Value or any building thereon or any portion thereof or interest therein, except for certain tenants pursuant to the terms of their leases with Subsidiary Guarantors.”; and
(n)By deleting in its entirety §6.27 of the Credit Agreement, and inserting in lieu thereof the following:
“§6.27    No Bankruptcy Filing. Neither Borrower nor any Guarantor is contemplating either the filing of a petition by it under any state, provincial, federal or foreign bankruptcy or Insolvency Laws (including corporate laws to the extent used to compromise debts) or the liquidation of its assets or property, and neither Borrower nor any Guarantor has any knowledge of any Person contemplating the filing of any such proceeding or petition against it.”; and
(o)By deleting in its entirety §6.31 of the Credit Agreement, and inserting in lieu thereof the following:
“§6.31 OFAC. None of the Borrower nor any Guarantor (i) is, or will take any action that would reasonably be expected to cause it to be, a Person included on the Specially Designated and Blocked Persons list maintained by OFAC or similar restricted party list maintained by the U.S. Government pursuant to Sanctions Laws and Regulations (any such Person, a “Designated Person”) or (ii) is engaged (or will engage) in any dealings or transactions with any such Designated Persons to the extent prohibited by applicable Sanctions Laws and Regulations. Neither any Borrower, any Guarantor nor any Subsidiary, director or officer of a Borrower or Guarantor or, to the knowledge of any Borrower, any Affiliate, agent or employee of a Borrower or any Guarantor, has engaged in any activity or conduct which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws or regulations in any applicable jurisdiction.”; and
(p)By deleting the words “federal, state or local” in the two (2) places where it appears in §7.5(b) of the Credit Agreement, and inserting in lieu thereof the words “foreign, federal, state, local or provincial”; and

(q)By inserting the following sentence to the end of §7.19 of the Credit Agreement:

“Neither the Borrower, the REIT nor any of their Subsidiaries shall have any Canadian Pension Plans or Canadian Benefit Plans.”; and
(r)By deleting the word “and” appearing at the end of §7.22(a)(vii) of the Credit Agreement, deleting the period appearing at the end of §7.22(a)(viii) of the Credit Agreement, and inserting in lieu thereof a semi-colon, and inserting the following as §7.22(a)(ix) and (x) of the Credit Agreement:
“(ix) the Borrower or Subsidiary Guarantor owning such Eligible Real Estate (and any other Subsidiaries of Borrower owning an interest in such Subsidiary) shall be organized under the laws of a State and shall have its principal place of business in the United States, consistent with the requirements of §7.2; and
(x) not more than ten percent (10.0%) of the Unencumbered Asset Value shall be attributable to Eligible Real Estate located in Canada; provided that a failure to satisfy the requirements of this clause (x) shall not result in any such Eligible Real Estate not being included in the calculation of Unencumbered Asset Value, but any Unencumbered Asset Value attributable thereto in excess of such limitation shall be excluded for the purposes of calculating Unencumbered Asset Value.”; and
(s)By inserting the following as §7.23 of the Credit Agreement:
“§7.23 Sanctions Laws and Regulations.
(a) The Borrower shall not, directly or indirectly, use the proceeds of the Loans or Letters of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, Unconsolidated Affiliate or other Person (i) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is itself the subject of territorial sanctions under applicable Sanctions Laws and Regulations, or (ii) in any manner that would result in a violation of applicable Sanctions Laws and Regulations by any party to this Agreement.
(b) None of the funds or assets of the Borrower or any Guarantor that are used to pay any amount due pursuant to this Agreement shall constitute funds obtained from transactions with or relating to Designated Persons or countries which are themselves the subject of territorial sanctions under applicable Sanctions Laws and Regulations.”; and
(t)By inserting the work “hypothec,” following the word “charge” appearing in §8.2(a) of the Credit Agreement, and by inserting the word “intangibles,” following the words “general intangibles” appearing in §8.2(e) of the Credit Agreement; and
(u)By deleting in its entirety §8.2(iv)(C) of the Credit Agreement, and inserting in lieu thereof the following:
“(C) UCC pre-filings or PPSA registrations in respect of Permitted Liens prior to incurrence of such Permitted Liens; provided that if the Indebtedness to which such pre-filing relates is not promptly closed following such pre-filing, such pre-filed UCC or PPSA financing statement shall be promptly released.”; and
(v)By deleting the reference to “§8.1(i)(A)” in the last paragraph of §8.2 of the Credit Agreement, and inserting in lieu thereof “§8.2(i)(A)”; and
(w)By deleting in its entirety the last paragraph of §8.6 of the Credit Agreement, and inserting in lieu thereof the following:

“At any time after an Event of Default shall have occurred hereunder the Agent may at its election (and will at the request of the Required Lenders) obtain such environmental assessments of any or all of the Unencumbered Properties included in the calculation of Unencumbered Asset Value prepared by an environmental consultant as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the air, soil or water at or adjacent to any such Unencumbered Property and (ii) whether the use and operation of any such Unencumbered Property complies with all Environmental Laws to the extent required by the Loan Documents. Additionally, at any time that the Agent or the Required Lenders shall have reasonable and objective grounds to believe that a Release or threatened Release of Hazardous Substances which any Person may be legally obligated to contain, correct or otherwise remediate or which otherwise may expose such Person to liability may have occurred, relating to any Unencumbered Property included in the calculation of Unencumbered Asset Value, or that any of the Unencumbered Property included in the calculation of Unencumbered Asset Value is not in compliance with Environmental Laws to the extent required by the Loan Documents, Borrower shall promptly upon the request of Agent obtain and deliver to Agent such environmental assessments of such Unencumbered Property prepared by an environmental consultant reasonably acceptable to the Agent as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the air, soil or water at or adjacent to such Unencumbered Property and (ii) whether the use and operation of such Unencumbered Property comply with all Environmental Laws to the extent required by the Loan Documents. Environmental assessments may include detailed visual inspections of such Unencumbered Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of air, water and soil samples, as well as such other investigations or analyses as are reasonably necessary or appropriate for a complete determination of the compliance of such Unencumbered Property and the use and operation thereof with all applicable Environmental Laws. All environmental assessments contemplated by this §8.6 shall be at the sole cost and expense of the Borrower.”; and
(x)By deleting in their entirety §12.1(h), (i) and (j) of the Credit Agreement, and inserting in lieu thereof the following:
“(h) the Borrower, any Guarantor or any of their respective Subsidiaries, (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator, monitor, receiver, receiver-manager, or similar official for it or any substantial part of its assets, (ii) shall commence any case or other proceeding relating to it under any Insolvency Law, or (iii) shall take any action to authorize or in furtherance of any of the foregoing;
(i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator, receiver, monitor, receiver-manager, or similar official of the Borrower, any Guarantor or any of their respective Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any Insolvency Law, and any such Person shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within sixty (60) days following the filing or commencement thereof;
(j) a decree or order is entered appointing a trustee, custodian, liquidator, receiver, monitor, receiver-manager, or similar official for the Borrower, any Guarantor or any of their respective Subsidiaries or adjudicating any such Person, bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under any Insolvency Law;”; and
(y)By deleting the word “federal” appearing in the second (2nd) line of §12.1(o) of the Credit Agreement, and inserting in lieu thereof the words “federal or foreign”; and
(z)By inserting the words “or PPSA” following the words “the UCC” appearing in the last sentence of §14.10 of the Credit Agreement; and
(aa)By inserting the words “and PPSA” following the word “UCC” appearing in §15(g) of the Credit Agreement; and
(bb)    By (1) deleting the words “McKenna Long & Aldridge LLP” appearing in §19 of the Credit Agreement, and inserting in lieu thereof the words “Dentons US LLP”, and (2) deleting the words “Hogan & Hartson LLP” appearing in §19 of the Credit Agreement, and inserting in lieu thereof the words “Hogan Lovells US LLP”; and
(cc)    By inserting the following new §34 into the Credit Agreement:
“34.    ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
3.Amendment to Guaranty. Guarantors, the Lenders and the Agent do hereby modify and amend the Guaranty by deleting in its entirety Recital A appearing on page 1 of the Guaranty, and inserting in lieu thereof the following:

(a)By inserting the words “, any Insolvency Law” following the words “(arising upon the voluntary or involuntary bankruptcy proceedings of the Borrower)” appearing in the second (2nd) line of Section 3(m) of the Guaranty; and
(b)By inserting the words “fraudulent conveyance, preference, transfer for undervalue or” before the words “bankruptcy preference period” appearing in the eleventh (11th) line of the last paragraph of Section 3 of the Guaranty; and
(c)By inserting the word “, provincial” following the words “local, state” appearing in the second (2nd) line of Section 8 of the Guaranty; and
(d)By deleting in its entirety Section 10 of the Guaranty, and inserting in lieu thereof the following:
“10.    No Contest with Credit Parties; Subordination. Any indebtedness of Borrower to Guarantors now or hereafter existing is hereby subordinated to the payment and performance of the Obligations. Each Guarantor agrees that, for so long as any Obligation remains outstanding or subject to any bankruptcy preference, fraudulent conveyance, preference or transfer for undervalue period or any other possibility of disgorgement or any Letters of Credit remain outstanding or any Credit Party has any obligation to make any Loans or issue any Letters of Credit, no Guarantor will seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt; provided however that so long as no Default or Event of Default shall exist, Guarantor may seek, accept and retain payments by Borrower of principal and interest in connection with the subordinated debt. Any payments to any Guarantor on account of such subordinated debt which are not otherwise permitted herein shall be collected and received by such Guarantor in trust for the Credit Parties and shall be paid over to the Credit Parties on account of the Indebtedness without impairing or releasing the obligations of Guarantors hereunder. No Guarantor will, by paying any sum recoverable hereunder (whether or not demanded by the Credit Parties) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of such Guarantor to Borrower or, in proceedings under any Insolvency Law of any nature, prove in competition with the Credit Parties in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, the Credit Parties may hold or in which they may have any share. For so long as any Obligation remains outstanding or subject to any bankruptcy preference, fraudulent conveyance, preference or transfer for undervalue period or any other possibility of disgorgement or any Letters of Credit remain outstanding or any Credit Party has any obligation to make any Loans or issue any Letters of Credit, each Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, and each Guarantor acknowledges that no Guarantor has any right whatsoever to proceed against Borrower or for reimbursement of any such payments except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged. In the event any Guarantor shall receive such payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for Credit Parties and pay such amounts over to Agent for distribution to the applicable Credit Parties on account of the indebtedness of Borrower to Credit Parties but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment.

In connection with the foregoing and for so long as any Obligation remains outstanding or subject to any bankruptcy preference, fraudulent conveyance, preference or transfer for undervalue period or any other possibility of disgorgement or any Letters of Credit remain outstanding or any Credit Party has any obligation to make any Loans or issue any Letters of Credit, each Guarantor expressly waives any and all rights of subrogation to the Credit Parties against Borrower, and each Guarantor hereby waives any rights to enforce any remedy which the Credit Parties may have against Borrower and any rights to participate in any collateral for Borrower’s obligations under the Loan Documents.”; and
(e)By (1) deleting the words “McKenna Long & Aldridge LLP” appearing in Section 13 of the Guaranty, and inserting in lieu thereof the words “Dentons US LLP”, and (2) deleting the words “Hogan & Hartson LLP” appearing in Section 13 of the Guaranty, and inserting in lieu thereof the words “Hogan Lovells US LLP”; and
(f)By deleting in its entirety Section 19 of the Guaranty, and inserting in lieu thereof the following:
“19.    Business Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy, insolvency or other case or proceeding with respect to any Guarantor under any Insolvency Law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, the Credit Parties may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Credit Parties allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, the Credit Parties shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Each Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the United States Bankruptcy Code, as amended, any other Insolvency Law or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of the Credit Parties to enforce any rights of the Credit Parties against Guarantors by virtue of this Guaranty or otherwise.”; and
(g)By deleting in its entirety Section 27(a) of the Guaranty, and inserting in lieu thereof the following:
“(a)    This Guaranty and all covenants made by the Guarantors under the Loan Documents shall, subject to the terms of Section 5 hereof, continue in effect for so long as any Obligation remains outstanding or subject to any bankruptcy preference, fraudulent conveyance, preference or transfer for undervalue period or any other possibility of disgorgement or any Letters of Credit remain outstanding or any Credit Party has any obligation to make any Loans or issue any Letters of Credit and until all of the obligations (other than contingent indemnification obligations) of Guarantors to Credit Parties under this Guaranty are fully and finally performed and discharged in accordance with their terms (and without regard to any extension, reduction or other alteration thereof in any proceeding under the Bankruptcy Code, any other Insolvency Law or any other proceeding described in Section

12.1(h), (i) or (j) of the Credit Agreement) and are not subject to any bankruptcy preference period or any other disgorgement.”; and
(h)By inserting the following as Section 28 of the Guaranty:
“28. Judgment Currency. For the purposes of obtaining judgment in any court if it is necessary to convert a sum due from the Guarantor hereunder in the currency expressed to be payable herein (i.e. Dollars) (the “Specified Currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Specified Currency with such other currency at the Agent’s main Cleveland, Ohio office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Guarantor in respect of any sum due hereunder shall, notwithstanding any judgment in a currency other than the Specified Currency, be discharged only to the extent that on the Business Day following receipt by any Lender (including the Agent), as the case may be, of any sum adjudged to be so due in such other currency such Lender (including the Agent), as the case may be, may in accordance with normal, reasonable banking procedures purchase the Specified Currency with such other currency. If the amount of the Specified Currency so purchased is less than the sum originally due to such Lender (including the Agent), as the case may be, in the Specified Currency, the Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender (including the Agent), as the case may be, against such loss, and to pay such additional amounts upon demand from Agent.”
4.References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement or Guaranty shall be deemed a reference to the Credit Agreement or Guaranty as modified and amended herein.
5.Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.
6.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.

(b)Enforceability. This Amendment and the other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.
(d)Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
7.No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
8.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
9.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Guarantors hereby consent to the terms of this Amendment. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
10.Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:
(a)A counterpart of this Amendment duly executed by the Borrower, Guarantors, the Required Lenders and Agent;
(b)Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and
(c)Such other certificates, documents, instruments and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement.
11.Amendment as Loan Document. This Amendment shall constitute a Loan Document.
12.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
13.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By:	DuPont Fabros Technology, Inc., a Maryland corporation, its sole General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
REIT:
DuPont Fabros Technology, Inc.,
a Maryland corporation, as Guarantor
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
SUBSIDIARY GUARANTORS:
GRIZZLY EQUITY LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
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GRIZZLY VENTURES LLC,
a Delaware limited liability company
By:     Grizzly Equity LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
LEMUR PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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PORPOISE VENTURES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
RHINO EQUITY LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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TARANTULA INTERESTS LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
TARANTULA VENTURES LLC,
a Delaware limited liability company
By:     Tarantula Interests, LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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WHALE HOLDINGS LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
WHALE INTERESTS LLC,
a Delaware limited liability company
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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WHALE VENTURES LLC,
a Delaware limited liability company
By:    Whale Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
YAK MANAGEMENT LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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YAK INTERESTS LLC,
a Delaware limited liability company
By:     Yak Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
XERES MANAGEMENT LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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XERES INTERESTS LLC,
a Delaware limited liability company
By:    Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
XERES VENTURES LLC,
a Delaware limited liability company
By:    Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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FOX PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

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LENDERS:

KEYBANK NATIONAL ASSOCIATION
individually and as Agent

By: /s/ Jason Weaver
Name: Jason Weaver
Title: Senior Vice President

RAYMOND JAMES BANK, N.A.

By: /s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

CITIZENS BANK, N.A. (formerly known as RBS Citizens, N.A.)

By: /s/ Michelle Dawson
Name: Michelle Dawson
Title: Vice President

ROYAL BANK OF CANADA

By: /s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

STIFEL BANK & TRUST

By: /s/ Suzanne Agin
Name: Suzanne Agin
Title: Vice President

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GOLDMAN SACHS BANK USA

By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

TD BANK, N.A.

By: /s/ Kevin D. Green
Name: Kevin D. Green
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

SUNTRUST BANK

By: /s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Senior Vice President

REGIONS BANK

By: /s/ Kerri L. Raines
Name: Kerri L. Raines
Title: Senior Vice President

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DEUTSCHE BANK AG, NEW YORK BRANCH

By: /s/ James Rolison
Name: James Rolison
Title: Managing Director

By: /s/ Perry Forman
Name: Perry Forman
Title: Director

SYNOVUS BANK

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

STATE BANK OF INDIA, LOS ANGELES AGENCY

By: /s/ Yenduri Subba Rao
Name: Yenduri Subba Rao
Title: Chief Executive Officer